SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 1, 2004
             -------------------------------------------------------
                Date of Report (Date of earliest event reported)




                                RSV BANCORP, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                        0- 49696            23-3102103
-----------------------------            --------------      ----------------
(State or other jurisdiction              (File No.)           (IRS Employer
     of incorporation)                                    Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania                 15212
------------------------------------------------             ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    ----------------



                              Reserve Bancorp, Inc.
                             -----------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5. Other Events
        ------------

         As previously reported, on May 26, 2004, the Board of Directors of the Registrant and the Board of Directors of the Registrant's wholly-owned subsidiary bank resolved to change the name of the Registrant from "Reserve Bancorp, Inc." to "RSV Bancorp, Inc." and the name of the bank from "Reserve Bank" to "Mt. Troy Bank." Such name changes became effective on July 1, 2004.

         For further details, reference is made to the Press Release dated July 2, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
        -----------------------------------------

         (c)      Exhibits.

                  99       Press Release dated July 2, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              RSV BANCORP, INC.



Date: July 1, 2004                   By:      /s/Gerard R. Kunic
                                              ----------------------------------
                                              Gerard R. Kunic, President